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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):       August 30, 1999
                                                 ------------------------------

                         CARDIOTHORACIC SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  000-27880                  94-3228757
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)        Identification No.)


10600 North Tantau Avenue, Cupertino, California                       95014
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(Address of Principal Executive Offices)                            (Zip Code)

Company's telephone number, including area code: (408) 342-1700
                                                 -------------------------------

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         (Former Name or Former Address, if Changed Since Last Report.)
ITEM 5.   OTHER EVENTS

          On August 30, 1999, CardioThoracic Systems, Inc. ("CTS") agreed to be acquired by Guidant Corporation, an Indiana corporation ("Guidant") through the statutory merger of Clydesdale Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Guidant ("Merger Sub"), with and into CTS (the "Merger"), whereby CTS will become a wholly-owned subsidiary of Guidant. The Merger will be accomplished pursuant to the Agreement and Plan of Merger, dated as of August 30, 1999, among CTS, Guidant and Merger Sub, and a related Certificate of Merger. The consummation of the Merger is subject, among other things, to the approval of the Merger by the stockholders of CTS, at a stockholders meeting, and the satisfaction of certain other closing conditions.

          As a result of the Merger, Guidant will become the owner of 100% of the issued and outstanding common stock of CTS and at the effective time of the Merger, each share of common stock, par value $.001 per share, of CTS (the "CTS Common Stock") issued and outstanding immediately prior to the effective time of the merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive such number or fraction of a number, rounded to four decimal places (the "Exchange Ratio"), of shares of common stock, without par value, of Guidant (the "Guidant Common Stock") that equals the result obtained by dividing $19.50 by the "Average Price"; provided, however, that in no event shall the Exchange Ratio exceed .3611 or be less than .2955. Further, all unexpired and unexercised options to acquire CTS common stock will be converted into options to purchase Guidant Common Stock. The shares to be issued to CTS stockholders will be issued pursuant to a registration statement on Form S-4, pursuant to the Securities Act of 1933, as amended.

          "Average Price" means the average per share closing price of Guidant Common Stock, as reported in The Wall Street Journal's New York Stock Exchange Composite Transactions Tape, for each of the 20 full trading days preceding the date of the last full trading day prior to CTS stockholders meeting.



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ITEM 7.   EXHIBITS.

          Exhibit
          Number    Description
          ------    -----------

          20.1 Joint Press Release of CardioThoracic Systems, Inc. and Guidant Corporation dated August 30, 1999.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, CardioThoracic Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDIOTHORACIC SYSTEMS, INC.


Date:   September 23, 1999             By: /s/ RICHARD M. FERRARI
                                          ------------------------
                                          Richard M. Ferrari
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX



Exhibit
Number    Description
------    -----------

20.1 Joint Press Release of CardioThoracic Systems, Inc. and Guidant Corporation dated August 30, 1999.